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                                                                    EXHIBIT 10.3

                              COMERICA INCORPORATED
                        RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT (the "Agreement") between Comerica Incorporated (the "Company") and __________ ("you") is effective as of _______________, 2___. Any undefined terms appearing herein as defined terms shall have the same meaning as they do in the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the "Plan"). The Company will provide a copy of the Plan to you upon your request.

                                   WITNESSETH:

1. AWARD OF STOCK. Pursuant to the provisions of the Plan, the Company hereby awards you, subject to the terms and conditions of the Plan (incorporated herein by reference), and subject further to the terms and conditions in this Agreement __________ shares of $5.00 par value common stock of the Company (the "Stock Award").

2. VESTING OF STOCK AWARD. The unvested portion of your Stock Award is subject to forfeiture. Subject to the terms of the Plan and this Agreement, including without limitation, your fulfillment of the employment requirements in paragraph 4 below, your Stock Award will vest and become free of restrictions in accordance with the following schedule (except in the case of your earlier death or Disability or an earlier Change of Control of the Company):

                                                       Percentage of Stock
                                                       Award That Will Vest
                     Date                        and Become Free of Restrictions
                     ----                        -------------------------------
On ________[generally 3 years from grant date]                ___%
On ________[generally 4 years from grant date]                ___%
On ________[generally 5 years from grant date]                ___%

As soon as administratively feasible after the vesting of any portion of your Stock Award and your payment of any applicable taxes, the Company will deliver to you (or to your designated beneficiary if you are not then living) evidence of your ownership (by book entry or certificate), of the shares subject to the Stock Award that have vested and for which you have paid any applicable taxes. You will have a taxable event on the date that each tranche of your Stock Award vests.

3. CANCELLATION OF STOCK AWARD. The Committee has the right to cancel all or any portion of the Stock Award in accordance with Section 4 of the Plan if the Committee determines in good faith that you have done any of the following: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) were terminated for cause; (vi) engaged in any activity in competition with the business of the Company or any subsidiary or affiliate of the Company; or (vii) engaged in conduct that adversely affected the Company. The Delegate shall have the power and authority to suspend all or any portion of the Stock Award if the Delegate makes in good faith the determination described in the foregoing sentence. Any such suspension of a Stock Award shall remain in effect until the suspension shall be presented to and acted on by the Committee at its next meeting. This paragraph 3 shall have no application for a two year period following a Change of Control of the Company.

4. EMPLOYMENT REQUIREMENTS. Except as provided herein, you must remain employed by the Company or one of its Affiliates until your Stock Award (or portion thereof) has vested to retain the Stock Award (or portion thereof, as the case may be). If your employment ceases for any reason (other than due to your death or Disability) before your entire Stock Award has fully vested, including, without limitation, due to your Retirement, you will forfeit that portion of the Stock Award that has not vested as of the date your employment ceases unless the Committee determines otherwise. If your employment terminates due to your death or Disability prior to your Stock Award fully vesting, the unvested portion of your Stock Award will vest as of the date of your death or termination of employment due to your Disability.

5. EFFECT OF A CHANGE OF CONTROL. Your Stock Award will vest and become free of restrictions on the date a Change of Control of the Company occurs.

6. NONTRANSFERABILITY. Until it has vested, you may not assign or transfer any portion the Stock Award nor any of your rights pertaining thereto by any means other than by will or the laws of descent and distribution.

7. VOTING AND DIVIDENDS. You shall have the right to vote shares comprising any portion of the Stock Award that has not vested and to receive any cash dividends or cash distributions that may be paid with respect

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thereto. In the event of a stock dividend, stock distribution, stock split, division of shares or other corporate structure change which results in the issuance of additional shares with respect to any unvested share of your Stock Award, such additional shares will be subject to the same restrictions as is such unvested share of your Stock Award.

8. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or this Agreement shall confer on you any right to continue in the employment of the Company or its Affiliates for any given period or on any specified terms nor in any way affect the Company's or its Affiliates' right to terminate your employment without prior notice at any time for any reason or for no reason.

9. COMPLIANCE WITH LAWS AND REGULATIONS. The Stock Award and the obligation of the Company to deliver the shares subject to the Stock Award are subject to compliance with all applicable laws, rules and regulations, to receipt of any approvals by any government or regulatory agency as may be required, and to any determinations the Company may make regarding the application of all such laws, rules and regulations.

10. BINDING NATURE OF PLAN. You agree to be bound by all terms and provisions of the Plan and related administrative rules and procedures, including terms and provisions and administrative rules and procedures adopted and/or modified after the granting of the Stock Award. In the event any provisions hereof are inconsistent with those of the Plan, the provisions of the Plan shall control. For purposes of all of your restricted stock awards granted under the Plan, you understand and agree that "Retirement" and any derivation of such term used in your restricted stock award agreements means a retirement that is approved by the Committee as required by Section 6(C) of the Plan.

11. NOTICES. Any notice to the Company under this Agreement shall be in writing to the following address or facsimile number: Human Resources - Executive Compensation, Comerica Incorporated, 500 Woodward Ave., MC 3122, Detroit, MI 48226; Facsimile Number: 313-964-3153. The Company will address any notice to you to your current address according to the Company's personnel files. All written notices provided in accordance with this paragraph shall be deemed to be given when (a) delivered to the appropriate address(es) by hand or by a nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile to the appropriate facsimile number, with confirmation by telephone of transmission receipt; or (c) received by the addressee, if sent by U.S. mail to the appropriate address or by Company inter-office mail to the appropriate mail code. Either party may designate in writing some other address or facsimile number for notice under this Agreement.

12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any judicial or legal determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

13. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the successors of the respective parties.

IN WITNESS WHEREOF, Comerica Incorporated has caused this Agreement to be executed by an appropriate officer and you (the Stock Award recipient) have executed this Agreement, both as of the day and year first above written.

COMERICA INCORPORATED

By:________________________
Name:
Title:

______________________         _______________________      __________________
Recipient's Signature          Print Name                   Social Security No.

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